Exhibit 99.1
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                      AIC Premium Finance Loan Master Trust
                                  Series 1998-1

                             Monthly Servicer Report

                       Monthly period ending July 31, 1998

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         Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-1 Supplement, as applicable. References herein to certain sections and subsections are references to the respective sections and subsections on the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement (the "Agreement"). This report is delivered pursuant to Section 3.04(b) of the Agreement.

     A) A. I. Credit Corp. ("AIC") and AICCO, Inc. ("AICCO") are the Servicers under the Agreement.
     B)  The undersigned is a Servicing Officer.
     C)  The date of this notice is a Determination Date under the Agreement.

I. GENERAL INFORMATION (as of the Transfer Date referred to below or such other date as may be specified in the Agreement)

     A.  Class A Available Funds.                                                                             $1,577,931.49

     B.  Class B Available Funds.                                                                                $49,704.84

     C.  Class C Available Funds.                                                                                $33,344.85

     D.  Available Investor Principal Collections for Series 1998-1.

         1. Investor Principal Collections for the related Monthly Period.                                   $40,224,582.52
            Less:
         2. Reallocated Principal Collections required to fund Class A
            Required Amount and Class B Required Amount.                                                              $0.00
            Plus:
         3. Shared Principal Collections allocated to Series 1998-1.                                                  $0.00
                                                                                                             --------------
            Net                                                                                              $40,224,582.52
                                                                                                             ==============
     E.  Default Amount.

         1. Class A Default Amount.                                                                             $203,936.32
         2. Class B Default Amount.                                                                               $6,423.99
         3. Class C Default Amount.                                                                               $4,309.58
                                                                                                             --------------
            Total                                                                                               $214,669.89
                                                                                                             ==============

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

     F.  Transferor Ownership Interest.

         1. Principal Receivables.                                                                        $1,000,726,049.95
            Less:
         2. Outstanding Certificate-holders Ownership Interests - Series 1998-1                            ($210,526,400.00)

         3. Less:
            Outstanding Certificate-holders Ownership Interests - Series 1994-1                            ($217,391,400.00)

            Net                                                                                             $572,808,249.95

     G.  Minimum Transferor Ownership Interest as of end of Monthly Period. *

         1. 107% of Initial Certificateholders Ownership Interests.
         2. Outstanding Certificateholders Ownership Interests.
         3. Excess Receivables Amount.
                                                                                                             --------------
            Net
                                                                                                             ==============

         * If this information has not been completed then the Servicer certifies that the Transferor Ownership Interest as of the date of this report is not less that 50% of Trust assets as of the close of business on the last day of the above referenced Monthly Period and that such Transferor Ownership Interest exceeds the Minimum Transferor Ownership Interest as of end of such Monthly Period.

     H.  Reallocated Principal Collections.

         1. Reallocated Class A Principal Collections.                                                                $0.00
         2. Reallocated Class B Principal Collections.                                                                $0.00
         3. Reallocated Class C Principal Collections.                                                                $0.00
                                                                                                             --------------
            Total                                                                                                     $0.00
                                                                                                             ==============

     I.  Yield Enhancement Account.

         1. Yield Enhancement Amount deposited on the related Transfer
            Date.                                                                                               $942,425.18

         2. Excess Finance Charges deposited on the related Transfer
            Date.                                                                                               $335,359.08

         3. Amount withdrawn from the Yield Enhancement Account on
            the related Transfer Date.                                                                                $0.00

         4. Resulting balance in the Yield Enhancement Account on the
            the related Transfer Date.                                                                        $4,641,278.65

         5. Maximum Yield Enhancement Amount.                                                                 $3,087,720.53

         6. Amount being applied towards Maximum Yield Enhancement
            Amount.                                                                                                   $0.00


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

II.  INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee
     (i) to make withdrawals from the finance Charge Account, the Principal Account, and the Excess Funding Account on August 14, 1998, which date is a Transfer Date under the Pooling and Servicing Agreement, in the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with the specified subsection of Section 4.09:

     A.  Pursuant to subsection 4.09(a)(i):

         1. Class A Monthly Interest.                                                                         $1,053,479.17
         2. Class A Additional Interest.                                                                              $0.00

     B.  Pursuant to subsection 4.09(a)(ii):

         1. Class A Prior Period Interest.                                                                            $0.00

     C.  Pursuant to subsection 4.09(a)(iii):

         1. Class A Servicing Fee.                                                                                    $0.00
         2. Accrued and unpaid Class A Servicing Fee.                                                                 $0.00

     D.  Pursuant to subsection 4.09(a)(iv):

         1. Class A Default Amount.                                                                             $203,936.32

     E.  Pursuant to subsection 4.09(b)(i):

         1. Class B Monthly Interest.                                                                            $34,397.34
         2. Class B Additional Interest.                                                                              $0.00

     F.  Pursuant to subsection 4.09(b)(ii):

         1. Class B Prior Period Interest.                                                                            $0.00

     G.  Pursuant to subsection 4.09(b)(iii):

         1. Class B Servicing Fee.                                                                                    $0.00
         2. Accrued and unpaid Class B Servicing Fee.                                                                 $0.00

     H.  Pursuant to subsection 4.09(b)(iv):

         1. Class B Default Amount.                                                                               $6,423.99


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

     I.  Pursuant to subsection 4.09(c)(i):

         1. Class C Monthly Interest.                                                                            $23,075.70
         2. Class C Additional Interest.                                                                              $0.00

     J.  Pursuant to subsection 4.09(c)(ii):

         1. Class C Prior Period Interest.                                                                            $0.00

     K.  Pursuant to subsection 4.09(c)(iii):

         1. Class C Servicing Fee.                                                                                    $0.00
         2. Accrued and unpaid Class C Servicing Fee.                                                                 $0.00

     L.  Pursuant to subsection 4.09(c)(iv):

         1. Class C Default Amount.                                                                               $4,309.58
                                                                                                             --------------
            Total of A through L.                                                                             $1,325,622.10
                                                                                                             ==============
                                                                                                             --------------
            Amount remitted to Trustee.                                                                       $1,087,876.51
                                                                                                             ==============

     M.  Pursuant to subsection 4.09(d)(i):

         1. Amount to be treated as Shared Principal Collections for other Series.                                    $0.00

     N.  Pursuant to subsection 4.09(d)(ii):

         1. Amount to be paid to the Holders of the Transferor
            Certificates (Transferor Ownership Interest greater than
            Minimum Transferor Ownership Interest).                                                          $82,197,177.77

         2. Amount to be deposited into Excess Funding Account
            (Transferor Ownership Interest not greater than
            Minimum Transferor Ownership Interest).                                                                   $0.00

     O.  Pursuant to subsection 4.09(e)(i):

         1. Class A Monthly Principal.                                                                                $0.00

     P.  Pursuant to subsection 4.09(e)(ii):

         1. Class B Monthly Principal.                                                                                $0.00


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

     Q.  Pursuant to subsection 4.09(e)(iii):

         1. Class C Monthly Principal.

     R.  Pursuant to subsection 4.09(e)(iv):

         1. Amount to be treated as Shared Principal Collections for other Series.                                    $0.00

     S.  Pursuant to subsection 4.09(e)(v):

         1. Amount to be paid to the Holders of the Transferor
            Certificates (Transferor Ownership Interest greater
            than Minimum Transferor Ownership Interest).                                                              $0.00

         2. Amount to be deposited into Excess Funding Account
            (Transferor Ownership Interest not greater than
            Minimum Transferor Ownership Interest).                                                                   $0.00
                                                                                                             --------------
            Total of O through S.                                                                                     $0.00
                                                                                                             ==============

     T.  Pursuant to subsection 4.09(f)

         1. Amount to be deposited from the Excess Funding
            Account into the Principal Account.                                                                       $0.00

     U.  Pursuant to subsection 4.09(g) (Revolving Period only):

         1. Amount to be distributed to Class A Certificateholders.

            A. Class A Monthly Interest.                                                                      $1,053,479.17
            B. Class A Additional Interest.                                                                           $0.00
            C. Class A Prior Period Interest.                                                                         $0.00

         2. Amount to be distributed to Class B Certificateholders.

            A. Class B Monthly Interest.                                                                         $34,397.34
            B. Class B Additional Interest.                                                                           $0.00
            C. Class B Prior Period Interest.                                                                         $0.00

         3. Amount to be distributed to Class C Certificateholders.

            A. Class C Monthly Interest.                                                                         $23,075.70
            B. Class C Additional Interest.                                                                           $0.00
            C. Class C Prior Period Interest.                                                                         $0.00


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


     V.  Pursuant to subsection 4.09(h) (Controlled or Rapid
         Amortization Period only):

         1. Amount to be distributed to Class A Certificateholders.

            A. Class A Monthly Interest.                                                                              $0.00
            B. Class A Additional Interest.                                                                           $0.00
            C. Class A Prior Period Interest.                                                                         $0.00
            D. Class A Monthly Principal.                                                                             $0.00

         2. Amount to be distributed to Class B Certificateholders.

            A. Class B Monthly Interest.                                                                              $0.00
            B. Class B Additional Interest.                                                                           $0.00
            C. Class B Prior Period Interest.                                                                         $0.00
            D. Class B Monthly Principal.                                                                             $0.00

         3. Amount to be distributed to Class C Certificateholders.

            A. Class C Monthly Interest.                                                                              $0.00
            B. Class C Additional Interest.                                                                           $0.00
            C. Class C Prior Period Interest.                                                                         $0.00
            D. Class C Monthly Principal.                                                                             $0.00

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee
(i) to make withdrawals of funds on deposit in the Yield Enhancement Account with respect to the related Monthly Period in the following amounts, and (ii) to apply the proceeds of such withdrawals in accordance with the specified subsections of Section 4.11:

A. Pursuant to subsection 4.11(a):

   1. Class A Required Amount.                                                                                        $0.00

B. Pursuant to subsection 4.11(b):

   1. Class B Required Amount.                                                                                        $0.00

C. Pursuant to subsection 4.11(c):

   1. Aggregate unreimbursed Class A Ownership Interest reduction.                                                    $0.00


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


D. Pursuant to subsection 4.11(d):

   1. Aggregate unreimbursed Class B Ownership Interest reduction.                                                    $0.00

E. Pursuant to subsection 4.11(e):

   1. Class C Required Amount.                                                                                        $0.00

F. Pursuant to subsection 4.11(f):

   1. Aggregate unreimbursed Class C Ownership Interest reduction.                                                    $0.00

G. Pursuant to subsection 4.11(g):

   1. Amount to be paid to Holders of Transferor Certificates
      (Transferor Ownership Interest greater than Minimum Transferor
      Ownership Interest and no Pay Out Event).                                                                       $0.00

   2. Amount to be deposited into Excess Funding Account (Transferor
      Ownership Interest not greater than Minimum Transferor
      Ownership Interest and no Pay Out Event).                                                                       $0.00

   3. 91 Day Delinquency Amount (to be retained in Yield
      Enhancement Account).                                                                                   $5,262,854.76

   4. Other amounts to be retained in Yield Enhancement
      Account (Pay Out Event has occurred).                                                                           $0.00

III. ACCRUED AND/OR UNPAID AMOUNTS

     After giving effect to the withdrawals and transfers to be made in accordance with this notice and the distributions to be made on the related
     Distribution Date pursuant to Section 5.01, the following amounts will be accrued and/or unpaid as of such Distribution Date:

     A.  Subsections 4.09(a)(i), (b)(i), and (c)(i):

         1. The aggregate Class A Additional Interest.                                                                $0.00
         2. The aggregate Class B Additional Interest.                                                                $0.00
         3. The aggregate Class C Additional Interest.                                                                $0.00

     B.  Subsections 4.09(a)(ii), (b)(ii), and (c)(ii):

         1. Class A Prior Period Interest.                                                                            $0.00
         2. Class B Prior Period Interest.                                                                            $0.00
         3. Class C Prior Period Interest.                                                                            $0.00


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


     C.  Subsections 4.09(a)(iii), (b)(iii), and (c)(iii):

         1. Accrued unpaid Class A Servicing Fee.                                                                     $0.00
         2. Accrued unpaid Class B Servicing Fee.                                                                     $0.00
         3. Accrued unpaid Class C Servicing Fee.                                                                     $0.00

     D.  Section 4.10:

         1. Aggregate unreimbursed Class A Charge-off's and writedowns.                                               $0.00
         2. Aggregate unreimbursed Class B Charge-off's and writedowns.                                               $0.00
         3. Aggregate unreimbursed Class C Charge-off's and writedowns.                                               $0.00


         IN WITNESS WHEREOF, the undersigned has duly executed this report this 11th day of AUGUST,1998.


                                             A.I. Credit Corp., Servicer


                                             By: /s/ Jeffrey Lesnoy
                                                 ------------------------
                                                 Jeffrey Lesnoy
                                                 Vice President and
                                                 Controller




                                             AICCO, Inc., Servicer


                                             By: /s/ Jeffrey Lesnoy
                                                 ------------------
                                                 Jeffrey Lesnoy
                                                 Vice President and
                                                 Controller


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